ROBERT JARKOW
CERTIFIED PUBLIC ACCOUNTANT

3111 North Andrews Avenue
Fort Lauderdale, Florida 33309

(954) 630-9070

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
DDS Holdings, Inc.

            I have audited the accompanying balance sheet of DDS Holdings, Inc. and Subsidiary (a development stage company) as of November 14, 2002 and the related statements of operations, shareholders' equity, and cash flows for the year ended October 31, 2002, and the period ending November 14, 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

            I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

            In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DDS Holdings, Inc. and Subsidiary (a development stage company) as of November 14, 2002, and the results of its operations and cash flows for year ended October 31, 2002, and the period ending November 14, 2002, in conformity with accounting principles generally accepted in the United States of America.

November 20, 2002

DDS HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)

The accompanying notes are an integral part of these financial statements.

DDS HOLDINGS, INC. and SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET

November 14,2002

ASSETS

Current Asset
Cash	$256,564
Total current asset	$256,564

License	4,000,000
$4,256,564

SHAREHOLDERS' EQUITY

Preferred stock-$.0001 par value; 10,000,000 Shares Authorized; no shares issued and outstanding	$-0-
Common Stock-$.001 par value; 25,000,000 Shares authorized; 13,911,525 shares issued and outstanding	4,324,563
Deficit accumulated during the development stage	-67,999
Total shareholders' equity	4,256,564
$$4,256,564

The accompanying notes are an integral part of these financial statements.

DDS HOLDINGS, INC. and SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS

Year Ended October 31, 2002
Period Ended November 14, 2002
Inception (June 11, 1998) to November 14, 2002

	November 14, 2002	October 31, 2002	(Deficit) accumulated during the development stage

Revenues	$-0-	$-0-	$-0-
General and administrative expenses	2,507	62,975	67,999

Net (loss)	$-2,507	$-62,975	$67,999

Net (loss) per share-basic and diluted	$-0.0002	$-0.0189	$-0.0053

Weighted average number of shares outstanding during the period- diluted and undiluted	12,866,848	3,328,136	12,866,848

The accompanying notes are an integral part of these financial statements.

DDS HOLDINGS, INC. and SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF SHAREHOLDERS' EQUITY

Inception (June 11, 1998) to November 14, 2002

	Common Stock
	Shares	Amount	(Deficit) accumulated during the development stage
Balance October 31, 2002	9,445,629	$1,845	$-2,517
Stock sold for cash, net of costs	765,896	682,718
Stock issued for license	3,500,000	3,500,000
Net (loss) for the year ended October 31, 2002			-62,975
Balance October 31, 2002	13,711,525	4,184,563	-65,492
Stock sold for cash	200,000	200,000
Acquisition of public shell		-60,000
Net (loss) for period ended November 14, 2002			-2,507
Balance November 14,2002	13,911,525	$4,324,563	$-67,999

The accompanying notes are an integral part of these financial statements.

DDS HOLDINGS, INC. and SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS

Year Ended October 31, 2002
Period Ended November 14, 2002
Inception (June 11, 1998) to November 14, 2002

	November 14, 2002	October 31, 2002	Cash Flows during the development stage

Cash flows from operating activities
Net (loss)	-$2,507	-$62,975	-$67,999
Net cash (used) by operating activities	-2,507	-62,975	-67,999
Cash flows from investing activities
Cash paid for license		-500,000	-500,000
Net cash (used) by investing activities		-500,000	-500,000
Cash flows from financing activities
Sale of common stock for cash	200,000	681,896	884,563
Acquisition of public shell	-40,000	-20,000	-60,000
Net cash provided by financing activities	160,000	661,896	824,563
Net increase in cash	157,493	98,921	256,564
Cash-beginning	99,071	150	-0-
Cash-ending	$256,564	$99,071	$256,564
Noncash investing activities Common stock issued for license		$3,500,000	$3,500,000

DDS HOLDINGS, INC. and SUBSIDIARY
( A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 14, 2002

Note 1. Public Entity

            On November 14, 2002, an inactive public shell corporation, Black Diamond Industries, Inc. (formed June 11, 1998), with no assets or liabilities, was acquired by a privately held company (formed July 17, 2002) which had no revenue and is in the development stage.
            The owners of the private company received 90% of the public entity in exchange for 100% of their stock in the private company and the privately owned company became a subsidiary of the public entity. The public company changed its name to DDS Holdings, Inc.
            The transaction was accounted for as a reverse acquisition, which is a capital transaction and not a business combination. Accordingly, the recorded assets, liabilities, and operations of the private company were carried forward at historical amounts and the equity has been restated to give effect to the transaction from inception.

Note 2. Summary of Significant Accounting Policies

Nature of Operations
            On August 29, 2002, the Company acquired a license to market a technology know as "Longitudinal Micrometric Separator For Classifying Solid Particulate Materials". See Note 3.
            The license is for technology that has recently been developed. Management has not yet determined the useful life of the license.
            Operations to date have consisted of acquisition of the license and the development of a marketing plan.

Use of Estimates
            Use of estimates and assumptions by management is required in the preparation of financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates and assumptions.

Cash Concentration
            The Company maintains its cash in bank deposit accounts which may exceed the $100,000 federally insured limits.

Loss Per Share
            Loss per share is calculated by dividing net loss by the average number of shares outstanding during the period.
            At November 14, 2002 there are no shares that would cause a dilution of loss per share.

DDS HOLDINGS, INC. and SUBSIDIARY
( A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 14, 2002

Note 3. License

            On August 29, 2002, the Company (the licensee) entered into an agreement with DDS Technology, Ltd (the licensor, a United Kingdom company) which is the owner of a European patent application dated May 28, 2002. The agreement grants to the Company use of the technology in the geographic area of North, Central, and South America, (excluding Cuba) and the right of first refusal for other areas or should either entity decide to sell their company.
            The technology is used to convert discarded waste materials and residuals of the production of pharmaceutical, cosmetic, and food production, using grain or other products, to produce a stabilizing effect on the product.
            The agreement will expire on May 28, 2022. The Company paid $500,000 cash plus 3,500,000 shares of its common stock- valued at $1 per share- which was the fair market value of common stock sold under Regulation D of the Securities and Exchange Act (see Note 6.).
            The agreement also allows the licensor to one member on the board of directors.
            The Company will pay: (1) 24% of the net profits derived from the licensing and rental of the technology, or (2) 49% of the net profits derived from the sale of materials that are produced by machines utilizing the technology, and (3) 2% of the net profits of the technology to a charity designated by the licensor. Net profit is determined using generally accepted accounting principles of the United States of America.
            This agreement can be terminated by either party upon the other@s default if not corrected within 60 days.
The laws of the United Kingdom will govern until the Company becomes publicly traded, after which the laws of the State of Florida will govern.

Note 4. Operating Facilities

            On October 25, 2002, the Company entered into a five year lease for office space expiring on October 25, 2007 (with options expiring through 2013). Occupancy is anticipated be in January 2003. A security deposit of $5,000 due upon occupancy. Minimum lease commitments are as follows: 2003 is $32,060; 2004 is $33,031; 2005 is $34,003; 2006 is $34,974; 2007 is $35,946.

DDS HOLDINGS, INC. and SUBSIDIARY
( A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 14, 2002

Note 5. Income Tax

            At November 14, 2002, the Company had net operating loss carryforwards, of approximately $68,000, available to offset taxable income through 2017. The deferred tax benefit of the net operating loss carryforwards, of approximately $10,000, has been fully reserved for due to the uncertainty of its recognition.

            At November 14, 2002, there are no items that give rise to deferred income taxes.

Note 6.Common Stock

            In July 2002, the Company began a private placement offering of 2,500,000 shares of its common stock at $1 per share. As of November 14, 2002, 965,896 shares have been sold. The costs of the offering were offset to the amount of capital raised. The stock was sold pursuant to Rule 506 of Regulation D under the United States Securities Act of 1933.

Note 7. Private Company

            At November 14, 2002, the private company@s financial highlights are as follows:

Cash	$256,564
License	4,000,000
Common Stock	4,381,896
Deficit	(65,332)